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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported):        JANUARY 31, 2002


                         PEREGRINE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                      000-17085                  95-3698422
   (State or other                 (Commission              (I.R.S. Employer
    jurisdiction                   File Number)             Identification No.)
  of incorporation)

                14272 FRANKLIN AVENUE, SUITE 100
                       TUSTIN, CALIFORNIA                     92780-7017
            (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:      (714) 508-6000

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ITEM 5.  OTHER EVENTS.

         On January 31, 2002, Peregrine Pharmaceuticals, Inc., a Delaware corporation (the "Registrant"), and two (2) investors ("Named Investors") entered into a Common Stock Purchase Agreement, pursuant to which the Registrant sold an aggregate of 1,100,000 shares of its common stock, par value $.001 per share, and warrants to purchase up to 275,000 shares of common stock, to the Named Investors resulting in the Registrant's receipt of gross proceeds of $2,200,000. In connection with the offering, the Registrant paid a fee to Atlas Capital Services, LLC (the "Placement Agent") in shares of the Registrant's common stock equal to five percent (5%) of the number of shares issued to certain of the investors, or 50,000 shares. All shares and warrants issued in connection with this offering where sold pursuant to the Registrant's registration statement on Form S-3, File Number 333-71086.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit   Name of Exhibit
                  -------   ---------------

                  10.75 Common Stock Purchase Agreement by and between Registrant and Investors dated January 28, 2002.
                  10.76 Form of Warrant to be issued to Investors pursuant to the Common Stock Purchase Agreement dated January 28, 2002.
                  99.1     Press Release of Registrant dated February 4, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PEREGRINE PHARMACEUTICALS, INC.



Date: February 5, 2002                 By: /s/ Edward J. Legere
                                           -----------------------------------
                                           Edward J. Legere,
                                           President and Chief Executive Officer

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